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EXHIBIT 10.1

                            SHARE EXCHANGE AGREEMENT


         THIS AGREEMENT is made effective this 27th day of April, 2004, by and NOVA ELECTRIC SYSTEMS INC. a Nevada corporation, with an address at 201 Lomas Santa Fe, Suite #420, Solana Beach, California, 92075 ("Nova"), the SHAREHOLDERS OF NOVA being Merrill Moses and individual with address at 201 Lomas Santa Fe, Suite #420, Solana Beach, California, 92075, and Nu Age Electric Systems Inc., a private Nevada Corporation with an address at 10610 Eagle Nest St., Las Vegas, NV 89141 (the "Shareholders"), and ARMOR ENTERPRISES, INC., a Florida corporation, with an address at 11789, 79A Avenue, Delta, BC, V4C 1V7 (the "Company").

         WHEREAS, the Shareholders are the owners of all of the issued and outstanding shares of the common stock of Nova, consisting of 21,001,000 common shares, par value $0.001 per share (the "Nova Stock");

         WHEREAS, the Shareholders agree to transfer all of their shares of the Nova Stock to the Company in exchange for good and valuable consideration, (the "Company Common Stock") as hereinafter provided; and

         WHEREAS, the Company has agreed to issue 21,000,000 of the Company's Common Stock to Nova Electric Systems Inc. to acquire 100 percent of Nova;

         NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, Nova, the Shareholders and the Company agree as follows:

         1. EXCHANGE OF THE NOVA STOCK. Upon the terms and conditions set forth in this Agreement the Shareholders shall exchange, assign, and transfer to the Company at the closing of this Agreement (the "Closing"), free and clear of all liens and encumbrances, and the Company shall accept from the Shareholders at the Closing 21,001,000 shares of the Nova Stock owned by the Shareholders. In consideration therefor, the Company shall deliver to Nova, in exchange for the Shareholders stock at the Closing, 21,000,000 shares of the Company Common Stock.

                  (a) The Shareholders acknowledge receipt of the following consideration from Nova for agreeing to exchange, assign and transfer the Nova Stock to the Company:

---------------------------------------- -------------------------------------- --------------------------------------
SHAREHOLDER NAME                                    NUMBER OF NOVA STOCK OWNED                 CONSIDERATION RECEIVED
---------------------------------------- -------------------------------------- --------------------------------------
Merrill Moses                                                            1,000                                  $1.00
---------------------------------------- -------------------------------------- --------------------------------------
Nu Age Electrical Systems, Inc.                                     21,000,000                                $21,000
---------------------------------------- -------------------------------------- --------------------------------------

         2. RESTRICTIVE LEGEND. All shares of the Company Common Stock to be delivered to Nova hereunder shall be issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), inasmuch such shares to be issued to Nova will be issued for investment purposes without a view to distribution. In addition, Nova will have had access to information concerning the Company and its business prospects, as required by the Securities Act. Furthermore, there will be no general solicitation or advertising for the purchase of the shares of the Company Common Stock covered by this Agreement. Finally, the Company's stock transfer agent will be instructed not to transfer any of such shares, unless such shares are registered for resale or there is an exemption with respect to their transfer.

         All shares of the Company Common Stock to be delivered to Nova hereunder shall bear a restrictive legend in substantially the following form:

         "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

         3. TAX TREATMENT. The exchange described herein is intended to comply with all of the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended and all applicable regulations thereunder. In order to ensure compliance with said provisions, the parties agree to take whatever steps may be necessary, including, but not limited to, the amendment of this Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Nova and the Shareholders as follows:

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                  (a) POWER AND AUTHORITY. The Company has full corporate power and authority to execute, deliver and perform this Agreement.

                  (b) AUTHORIZATION. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action.

                  (c) BINDING EFFECT. Upon execution and delivery by the Company, this Agreement shall be and constitute the valid, binding and legal obligations of the Company enforceable against the Company in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (d) TRADING STATUS. The Company is a fully reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company Common Stock is registered under Section 12(g) of the Exchange Act. Further, the Company Common Stock is traded on the Over the Counter Bulletin Board maintained by the Nasdaq Stock Market, Inc. (the "OTCBB").

                  (e) NO DEFAULT. Neither the execution and delivery of this Agreement nor full performance by the Company of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company's business following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the Company's assets.

                  (f) NO CONSENTS. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Company prior to the Closing to authorize the execution, delivery and performance by the Company of this Agreement.

                  (g) ORGANIZATION AND STANDING OF THE COMPANY. The Company is a duly organized and validly existing Florida corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

                  (h) NO SUBSIDIARIES. The Company has no subsidiaries.

                  (i) CAPITALIZATION OF THE COMPANY. The Company is authorized by its Articles of Incorporation to issue 100,000,000 shares of the Company Common Stock, and 10,000,000 shares of preferred stock. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Company Common Stock or other securities or entitling anyone to acquire the Company Common Stock or other securities of the Company.

                  (j) DEBTS. As of March 31, 2004, the Company had liabilities of $15,281.

                  (k) ASSETS. As of March 31, 2004 the Company had assets of
$533.

                  (l) LITIGATION. The Company was a defendant in a small claims court action in the Province of British Columbia on May 16, 2002, involving two Plaintiffs alleging a $5,000 deposit was not returned to them, which was intended to apply towards the purchase of common stock of the Company, which was never issued. The Company claims that no amount was ever received from plaintiffs and filed a response on June 20, 2002, disputing all allegations. In the opinion of Company counsel, the claim is a nuisance lawsuit and is confident no liability will result on its behalf.

                  (m) NO CONTRACTS. The Company is not a party to any contract, lease or agreement which would subject it to any performance or business obligations after the Closing.

                  (n) NO EMPLOYEES. The Company does not now have and will not have at the Closing any employees.

                  (o) NO EMPLOYMENT CONTRACTS. The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

                  (p) NO BENEFIT PLANS. The Company has no insurance or employee benefit plans whatsoever.

                  (q) NO POWERS OF ATTORNEY. The Company has no outstanding powers or attorney and no obligations concerning its performance hereunder.

                  (r) THE COMPANY'S REPRESENTATIONS AND WARRANTIES TRUE AND COMPLETE. All representations and warranties of the Company in this Agreement and the Other Agreements will be true, accurate and complete in all material respects as of the Closing.

                  (s) NO UNTRUE STATEMENTS. No representation or warranty by the Company in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

                  (t) RELIANCE. The foregoing representations and warranties are made by the Company with the knowledge and expectation that Nova and the Shareholders are placing complete reliance thereon.

         5. COVENANTS OF THE COMPANY. From the date of this Agreement to the Closing, the Company covenants as follows:

                  (a) It will to the best of its ability preserve intact the current status of the Company and the trading capacity of the Company on the OTCBB.

                  (b) It will furnish Nova with whatever corporate records and documents are available, such as Articles of Incorporation and Bylaws.

                  (c) It will not enter into any contract or business transaction, merger or business combination, or incur any further debts or obligations without the express written consent of Nova.

         6. CONDITIONS PRECEDENT TO OBLIGATIONS OF NOVA. All obligations of Nova under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions which must be satisfied as herein specified:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE AT THE CLOSING. The representations and warranties of the Company herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Company shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

                  (b) RESOLUTIONS. The counsel for Nova shall have received certified resolutions of a meeting of the Board of Directors of the Company pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Company all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by the Company hereunder.

                  (c) OTHER MATTERS. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to Nova and their counsel, whose approval shall not be unreasonably withheld.

         7. REPRESENTATIONS AND WARRANTIES OF NOVA. Nova hereby represents and warrants to the Company and the Shareholders as follows:

                  (a) POWER AND AUTHORITY. Nova has full corporate power and authority to execute, deliver and perform this Agreement.

                  (b) AUTHORIZATION. The execution, delivery and performance of this Agreement by Nova has been duly authorized by all requisite corporate action.

                  (c) BINDING EFFECT. Upon execution and delivery by Nova, this Agreement shall be and constitute the valid, binding and legal obligations of Nova enforceable against Nova in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of
(i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (d) NO DEFAULT. Neither the execution and delivery of this Agreement nor full performance by Nova of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of Nova or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of Nova or necessary for the operation of Nova's business following the Closing or any other material contract, commitment, or other obligation to which Nova is a party, or create or result in the creation of any encumbrance on any of the Company's assets.

                  (e) NO CONSENTS. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by Nova prior to the Closing to authorize the execution, delivery and performance by Nova of this Agreement.

                  (f) ORGANIZATION AND STANDING OF NOVA. Nova is a duly organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

                  (g) NO EMPLOYEES. Nova does not now have and will not have at the Closing any employees.

                  (h) NO EMPLOYMENT CONTRACTS. Nova has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

                  (i) NO BENEFIT PLANS. Nova has no insurance or employee benefit plans whatsoever.

                  (j) NO POWERS OF ATTORNEY. Nova has no outstanding powers or attorney and no obligations concerning its performance hereunder.

                  (k) NOVA'S REPRESENTATIONS AND WARRANTIES TRUE AND COMPLETE. All representations and warranties of Nova in this Agreement and the Other Agreements will be true, accurate and complete in all material respects as of the Closing.

                  (l) NO UNTRUE STATEMENTS. No representation or warranty by Nova in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

                  (m) RELIANCE. The foregoing representations and warranties are made by Nova with the knowledge and expectation that the Company and the Shareholders are placing complete reliance thereon.

         8. ACCESS TO RECORDS. Between the date of this Agreement and the Closing, the Company will afford any representative of Nova free and full access to all premises, properties, books, accounts and other records of the Company in order to provide Nova full opportunity make whatever investigations of the Company as Nova shall desire. If any such investigation or inquiry gives Nova reason to believe that the Company may have breached any term or condition of this Agreement, Nova shall so advise the Company in writing and this Agreement will be terminated at the option of Nova.

         9. EXPENSES. Each party hereto shall pay such party's personal expenses and legal fees in connection with this transaction.

         10. THE NATURE AND SURVIVAL OF REPRESENTATIONS, COVENANTS AND WARRANTIES. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

         11. COOPERATION. The Company and Nova will each cooperate with the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving Nova or the Company or the transactions contemplated hereby.

         12. FURTHER CONVEYANCES AND ASSURANCES. After the Closing Nova and the Company, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the other ownership of the Nova Stock or the Company Common Stock, as the case may be.

         13. CLOSING. The date of the Closing hereunder (the "Closing Date") shall be on or before April 27, 2004, subject to acceleration or postponement from time to time as Nova and the Company mutually agree. The Closing shall be held at the law offices of Braun & Company, No. 702, 777 Hornby Street, Vancouver, British Columbia, Canada at 2:00 p.m., Pacific time, on the Closing Date unless another hour or place is mutually agreed upon by the Shareholder and the Company.

         14. DELIVERIES AT THE CLOSING BY NOVA. At the Closing, Nova shall deliver or caused to the Company the following:

                  (a) Certificates representing 21,001,000 shares of the Nova Common Stock, duly endorsed in favor of the Company.

                  (b) Any other document which may be necessary to carry out the intent of this Agreement.

         All documents reflecting any actions taken, received or delivered by or caused to be delivered by the Shareholder pursuant to this Paragraph 13 shall be reasonably satisfactory in form and substance to the Company and its counsel.

         15. DELIVERIES AT THE CLOSING BY THE COMPANY. At or after the Closing, the Company shall deliver to Nova the following:

                  (a) Certificate(s) representing 21,000,000 shares of the Company Common Stock, duly endorsed in favor of Nova.

                  (b) A certificate executed by an officer of the Company with knowledge of the facts to the effect that:

                           (i) All corporate and other proceedings or actions
required to be taken by the Company in connection with the transactions contemplated by this Agreement have been taken,;

                           (ii) All requisite governmental approvals and
authorizations necessary for consummation by the Company of the transactions contemplated hereby have been duly issued or granted; and

                           (iii) There has not been issued, and there is not in
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

                  (c) Any other document which may be necessary to carry out the intent of this Agreement.

         All documents reflecting any actions taken, received or delivered by the Company pursuant to this Paragraph 14 shall be reasonably satisfactory in form and substance to Nova and their counsel.

         16. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the successors of each of the parties hereto, but shall not be assignable by any party without the prior written consent of all of the other parties, which consent shall be subject to any such other party's sole, absolute and unfettered discretion.

         17. NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to Nova, addressed to Merrill Moses at 201 Lomas Santa Fe, Suite #420, Solana Beach, California, 92075; and if to the Company, addressed to Mr. Thomas Braun at Braun & Company, No. 702, 777 Hornby Street, Vancouver, British Columbia, Canada V6Z 1S2, telecopier (604) 604-605-0508. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

         18. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

         19. WAIVER. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

         20. CUMULATIVE RIGHTS. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of it, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         21. INVALIDITY. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

         22. TIME OF THE ESSENCE. Time is of the essence of this Agreement.

         23. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

         24. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the Province of British Columbia.

         25. ENTIRE AGREEMENT. This agreement supercedes, corrects, and replaces any and all prior agreements with respect to the subject matter hereof and contains the entire understanding of the parties. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

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IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

Dated this 27 day of JULY , 2005


ARMOR ENTERPRISES, INC.                    NOVA ELECTRIC SYSTEMS INC.
(the "Company")                                     ("Nova")


/s/ Peter Braun                              /s/ Merrill Moses
---------------                              -----------------

per: Peter Braun, President and           per:  Merrill Moses, President
     Director

                                          THE SHAREHOLDERS


                                             /s/ Merrill Moses
                                             -----------------

                                          Merrill Moses
                                          Representing 1,000 shares of Nova


                                              /s/ Lee Eastman
                                              ---------------

                                          Nu Age Electric Inc.
                                          Lee Eastman, President
                                          Representing 21,000,000 shares of Nova


                                       6